UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2008
                                                        (January 7, 2008)

                              CONCORD CAMERA CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                                             13-3152196
----------------------------                              ----------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) Concord Camera Corp. (the "Company") and Blaine A. Robinson, the Company's Vice President - Finance, Treasurer and Assistant Secretary, entered into Amendment No. 4 to Mr. Robinson's Terms of Employment ("TOE") with the Company and the Company and Scott L. Lampert, the Company's Vice President, General Counsel and Secretary, entered into Amendment No. 2 to Mr. Lampert's TOE with the Company (each, an "Amendment" and collectively, the "Amendments"). Effective January 7, 2008, each Amendment modifies the applicable TOE to extend the period during which the Company makes Notice Payments, if any, and Severance Payments (as each such term is defined therein) to the executive from four (4) months to twelve (12) months.

A copy of each Amendment is attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. In case of any inconsistency between the discussion of the terms of the Amendments provided herein and the provisions of the Amendments, the provisions thereof shall govern.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------
10.1              Amendment No. 4 to Terms of Employment of Blaine A. Robinson
                  with Concord Camera Corp., effective January 7, 2008

10.2 Amendment No. 2 to Terms of Employment of Scott L. Lampert with Concord Camera Corp., effective January 7, 2008

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CONCORD CAMERA CORP.


Date: January 11, 2008                     By: /s/ Scott L. Lampert
                                               ---------------------------------
                                               Scott L. Lampert, Vice President,
                                               General Counsel and Secretary


                                       2